UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey	07446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2024, the Board of Directors (the “Board”) of ADMA Biologics, Inc. (the “Company”) approved the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”), which became effective immediately.  The Board adopted certain clarifying amendments and other updates, which, among other items, made the following changes:

•
Article IV, Section 6(b) of the Second Amended and Restated Bylaws reduces the threshold of the holders of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally at an election of directors required to remove a director with cause (subject to any limitation imposed by law) from sixty-six and two-thirds percent (66 2/3%) of such holders to a majority of such holders; and

•
The Second Amended and Restated Bylaws add Article XV, which requires, among other things, that (i) certain proceedings be exclusively brought in the Court of Chancery of the State of Delaware, or other courts of competent jurisdiction within the State of Delaware or the U.S. District Court for the District of Delaware, subject to such court having personal jurisdiction over the named defendants, and (ii) unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States be the exclusive forum for the resolution of any complaint asserting a cause of action against the Company or its officers and directors arising under the Securities Act of 1933, as amended.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified entirely by reference to the full text of the Second Amended and Restated Bylaws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of ADMA Biologics, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2024	ADMA Biologics, Inc.

	By:	/s/ Adam S. Grossman
		Name:	Adam S. Grossman
		Title:	President, Chief Executive Officer and Interim Chief Financial Officer